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                       SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C.

                                    FORM 8-K

                                 CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                  July 20, 2005
                 ------------------------------------------------
                 Date of Report (date of earliest event reported)

                                 AQUA DYNE,INC.
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               Exact name of Registrant as Specified in its Charter

      Delaware                   0-32863              33-0922627
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State or Other Jurisdiction    Commission File    IRS Employer Identification
     of Incorporation              Number                   Number

            23011 Moultan Parkway, Suite A-10, Laguna Hills, CA 92653
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           Address of Principal Executive Offices, Including Zip Code

                                  949/380-4033
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               Registrant's Telephone Number, Including Area Code

         6140 South Gun Club Road, K-6, PMB 253, Aurora, Colorado 80016
          -------------------------------------------------------------
           Former Name or Former Address, if Changed Since Last Report







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ITEM 4.     CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT.
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The Board of Directors of the Company determined that it was in the best interest of the Company to change its auditors, Mendoza Berger & Company, LLP. to Vasquez & Company LLP.

The audit reports provided by the Company's auditors, Mendoza Berger LLP. for the fiscal years ended December 31, 2004 and 2003 did not contain any adverse opinion or disclaimer of opinion nor was any report modified as to uncertainty, audit scope or accounting principles. During the Company's fiscal years 2001-2002, and during the interim period from January 1, 2005 through the date July 20, 2005, there have been no past disagreements between the Company and Mendoza Berger LLP., on any matter of accounting principles or practices, financial statement disclosure or auditing, scope or procedure.

The Board of Directors approved the appointment of Vasquez & Company LLP of Los Angeles, California as its new auditors.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIALS AND EXHIBITS

         (C) Exhibits

                  16. Letter from Mendoza Berger LLP to SEC.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                   AQUA DYNE, INC.

Dated: July 20th, 2005               By:  /s/ Greg Paxton
                                        --------------------------------
                                        Greg Paxton
                                        Interim Chief Executive Officer